"Trip Around Our Regions" at the NYSE

May 26, 2016


TRIP AROUND OUR REGIONS
WOMENS CENTER

RELIABLE. ANSWERS.

DukeREALTY

Duke Realty Team



Jim Connor
President and CEO

18



Ann Dee
EVP, General Counsel

20



Nick Anthony
EVP - CIO

22



Mark Denien
EVP, CFO

11



Sam O'Briant
Regional EVP

11



Steve Schnur
Regional EVP

13



Pete Harrington
EVP - Construction

23



Jeff Turner
Regional EVP

18



Keith Konkoli
EVP - Healthcare

18

Years of Service with Duke Realty

Why Duke Realty?

- Superior Asset Quality
- Excellent 40 + Year Development Track Record
- Best in Class Balance Sheet
- Lowest Dividend Payout Ratio in Sector
- Investors have endorsed strategy and execution

Total Shareholder Return Outperformance


One Year
Three Years
Five Years
19%
18%
6%
DRE
Indus Peers
RMS
39%
19%
19%
DRE
Indus Peers
RMS
96%
63%
62%
DRE
Indus Peers
RMS

- *All results as of 5/19/16.*
- *Industrial Peers include DCT, EGP, FR, LPT, PLD, REXR and TRNO and is calculated on a market cap weighted basis.*

Duke REALTY




WAL-MART
walmart.com

PORTFOLIO OVERVIEW
NICK ANTHONY, EVP - CIO

Portfolio Overview: Product and Geographic Evolution

BY PRODUCT



Office
55%
MOB
5%
Industrial
36%
Retail
4%
2009
MOB
19%
Office
7%
Industrial
74%
3/31/16
Office
1%
MOB
21%
Industrial
78%
12/31/16

BY GEOGRAPHY



East
34%
West
13%
Central
53%
2009
East
39%
West
21%
Central
40%
3/31/16
East
41%
West
22%
Central
37%
12/31/16

Portfolio Overview: Capital Recycling


(in millions)
Acquisitions
Development Starts
Dispositions
$919
$130
-$499
$727
$202
-$1,634
$780
$520
-$140
$545
$666
-$877
$131
$563
-$736
$28
$684
-$1,818
$161
-$90
2010
2011
2012
2013
2014
2015
3/31/2016

Duke REALTY

Industrial Strategy: Industrial Geographic Concentration



Seattle
Minneapolis-St. Paul
Northern California
Southern California
Chicago
Columbus
Pennsylvania
New Jersey
Indianapolis
Baltimore
St. Louis
Washington DC
Cincinnati
Nashville
Raleigh
Dallas
Atlanta
Savannah
Houston
Central Florida
South Florida
2009 Concentration
2016 Q1 Concentration(1)
< $100MM
$100MM – $200MM
$200MM – $300MM
$300MM – $400MM
> $400MM

- Industrial portfolio has doubled to $5.8B since December 2009.
- Tier 1 market NOI[1]:

Chicago	10.1%
Atlanta	8.0%
Dallas	7.7%
South Florida	7.5%
So Cal.	4.8%
Pennsylvania	3.4%
New Jersey	3.0%
	44.5%

(1) Includes under development properties at stabilized figures.

Duke REALTY

Portfolio Strategy: Facilities for the Modern Customer

Bldg Size Comparison

Average sf per building in 000's


282
76% larger
160
DRE
Peers

Industrial Peers include DCT, EGP, FR, LPT, PLD, STAG. Per CoStar

Age Comparison

In Years


18
39% younger
11
DRE
Peers

Maintenance Capex by Age

Average annual cost per SF


$0.02
$0.08
$0.14
10
10-20
20+

Age of Bldg. DRE measurement basis from facilitiesowned during 2006-2015

Average Rent


$5.73
12.4% higher rents
$5.09
2005 or Newer
Older than 2005

Logistics facilities only. Average market rent per square foot weighted at the building level (NOT weighted by region). Based on 38 CBSA's compiled by CoStar, representative of DRE's markets.

Duke REALTY

Dispositions Spotlight: Amazon Delaware

- Project awarded in 2011
- 1 million square feet
- 12 year lease term
- Middletown, Delaware


Philadelphia
83
295
95
83
301
95
Middletown
Baltimore



Dispositions Spotlight: Harvesting Value

- Marketed transaction in 2015
- Sold for $91 million ($90/sf)
- 5.4% cap rate
- 28% margin




3909
DICK'S
SPORTING GOODS
DICK'S
SPORTING GOODS

EAST REGION STRATEGY
SAM O'BRIANT, REGIONAL EVP

East Region: Industrial Portfolio


SEATTLE
NORTHERN CALIFORNIA
SOUTHERN CALIFORNIA
MINNEAPOLIS
CHICAGO
INDIANAPOLIS
COLUMBUS
CINCINNATI
ST. LOUIS
DALLAS
HOUSTON
PENNSYLVANIA
NEW JERSEY
BALTIMORE
WASHINGTON DC
EAST REGION
RALEIGH
NASHVILLE
ATLANTA
SAVANNAH
CENTRAL FLORIDA
SOUTH FLORIDA

Duke REALTY

East Region: Industrial Portfolio Evolution



NEW JERSEY
PENNSYLVANIA
BALTIMORE
WASHINGTON DC
EAST REGION
RALEIGH
NASHVILLE
ATLANTA
SAVANNAH
CENTRAL FLORIDA
SOUTH FLORIDA

Duke REALTY

2009 Concentration
2016 Q1 Concentration

< $100MM | $100MM – $200MM | $200MM – $300MM | $300MM – $400MM | > $400MM

East Region: Industrial Portfolio Metrics



Company NOI by Market
(East region 40% of company NOI)
Atlanta
8%
Savannah
5%
Nashville
4%
PA/NJ
6%
Raleigh
3%
Balt/DC
3%
Florida
11%

Total Square Footage	42 million
Average Age	11 years
Average Building Size	190,278 sf
In-service Occupancy	95.2%
Rent Growth	12.8%

As of 3/31/2016; Rent Growth on renewals only, trailing 15 mos.
Percentage of NOI includes under development properties at stabilized figures.

East Region: Market Drivers

- Major population base
- Expanding port volume
- Impact of Panama Canal widening
- Southeast housing recovery

East Region: Strategic Priorities

- Stabilize speculative buildings
- BTS development
- Sell non-essential land
- Acquire land in Northeast
- Maintain occupancy and push rents

East Region: Recent Developments



- 1.1 million SF spec development in Lehigh Valley



- Spec development near Dulles airport
- 57% pre-leased; currently 100% leased



- 615,000 SF spec development near Hartsfield airport


PENNSYLVANIA
NEW JERSEY
BALTIMORE
WASHINGTON DC
EAST REGION
RALEIGH
NASHVILLE
ATLANTA
SAVANNAH
CENTRAL FLORIDA
SOUTH FLORIDA



- Three spec buildings; 1.1 million SF
- 0% pre-leased; currently 100% leased



- 1.6 million SF in three projects
- Two build-to-suits for Amazon totaling 1.4 million SF and a 76% pre-leased 264,000 SF development



- Four spec developments; 410,000 SF
- 0% pre-leased; currently 41% leased

Duke REALTY

Development Spotlight: Legacy Commerce Center, New Jersey


NEWARK INTERNATIONAL AIRPORT
PORT OF NY/NJ
78
New Jersey Turnpike Extension
NYSE / WALL STREET
95
Spring Street
478
Bayonne Bridge
Linden Avenue
9
1
LEGACY COMMERCE CENTER
West Edgar Road
278
N

Duke REALTY

Development Spotlight: Re-development of GM plant


GM
APRIL 2005
Linden Avenue
Pleasant Street
1
9
West Edgar Road

Duke REALTY

Development Spotlight: State of the Art Industrial


Linden Avenue
Pleasant Street
Legacy Commerce Center 301 144,000 SF
Legacy Commerce Center 901 495,000 SF
Legacy Commerce Center 801 494,000 SF

➢ **1.1 million square feet; 100% leased**

Development Spotlight: Value Creation





- 35% profit margin
- $45 million value creation



CENTRAL REGION STRATEGY
STEVE SCHNUR, REGIONAL EVP

Central Region: Industrial Portfolio


CENTRAL REGION
SEATTLE
NORTHERN CALIFORNIA
SOUTHERN CALIFORNIA
MINNEAPOLIS
CHICAGO
INDIANAPOLIS
COLUMBUS
CINCINNATI
ST. LOUIS
PENNSYLVANIA
NEW JERSEY
BALTIMORE
WASHINGTON DC
RALEIGH
NASHVILLE
ATLANTA
SAVANNAH
DALLAS
HOUSTON
CENTRAL FLORIDA
SOUTH FLORIDA

Duke REALTY

Central Region: Industrial Portfolio Evolution



MINNEAPOLIS
CHICAGO
INDIANAPOLIS
COLUMBUS
CINCINNATI
ST. LOUIS

2009 Concentration
2016 Q1 Concentration

< $100MM | $100MM – $200MM | $200MM – $300MM | $300MM – $400MM | > $400MM

Duke REALTY

Central Region: Industrial Portfolio Metrics

Company NOI by Market
(Central region 40% of company NOI)


Indianapolis
9%
Chicago
11%
Columbus
7%
St. Louis
3%
Minn
4%
Cincinnati
6%

Total Square Footage	61.7 million
Average Age	11 years
Average Building Size	383,000 sf
In-service Occupancy	96.2%
Rent Growth	12.2%

As of 3/31/2016; Rent Growth on renewals only, trailing 15 mos.
Percentage of NOI includes under development properties at stabilized figures.

Central Region: Market Drivers

- All six “class 1” rail lines run through Chicago
- 70% of non “time-critical” goods flow through the central US
- Food / Beverage, Consumer Products, E-Commerce, 3PLs
- Midwest locations are key component of supply chain strategies

Duke REALTY

Central Region: Essential Distribution Locations



SEATTLE
PORTLAND
SACRAMENTO
OAKLAND
STOCKTON
SAN JOSE
FRESNO
LAS VEGAS
LONG BEACH
ANAHEIM
SANTA ANA
SAN DIEGO
PHOENIX
MESA
TUCSON
DENVER
AURORA
COLORADO SPRINGS
ALBUQUERQUE
EL PASO
MINNEAPOLIS
MILWAUKEE
CHICAGO
OMAHA
KANSAS CITY
ST. LOUIS
WICHITA
TULSA
OKLAHOMA CITY
ARLINGTON
DALLAS
FORT WORTH
AUSTIN
SAN ANTONIO
HOUSTON
CORPUS CHRISTI
BATON ROUGE
NEW ORLEANS
MEMPHIS
NASHVILLE
BIRMINGHAM
ATLANTA
INDIANAPOLIS
LOUISVILLE
CINCINNATI
COLUMBUS
TOLEDO
DETROIT
CLEVELAND
AKRON
BUFFALO
ROCHESTER
NEEDHAM
BOSTON
NORWOOD
NEWARK
NEW YORK
PHILADELPHIA
JERSEY CITY
BALTIMORE
WASHINGTON D.C.
RICHMOND
NORFOLK
VIRGINIA BEACH
RALEIGH
CHARLOTTE
JACKSONVILLE
TAMPA
SAINT PETERSBURG
MIAMI
Duke Markets
250 Mile Radius
500 Mile Radius
Cities w/Pop >200,000
0 75 150 300 450 600 Miles

- DRE Central Region markets serve 54% of U.S. population in 1-day (500 mile) truck drive

Duke REALTY

Central Region: Strategic Priorities

- Sell remaining office product in Indianapolis
- Grow through development and re-development
- Prune bulk portfolio
- Maintain occupancy and push rents

Central Region: Recent Developments



- 1.0 million SF in four build-to-suit projects



- 2.2 million SF in five projects
- Three build-to-suits for Weber, Shorr Packaging & Fellowes
- Two spec developments



- 1.8 million SF in one build-to-suit and three spec projects



- 2.2 million SF in three projects
- Two build-to-suits for Amazon & Bon-Ton; one spec development 53% pre-leased


MINNEAPOLIS
CHICAGO
INDIANAPOLIS
COLUMBUS
CINCINNATI
ST. LOUIS



- 830,000 SF in two build-to-suits and two spec developments 46% pre-leased



- 715,000 SF build-to-suit

Duke REALTY

Development Spotlight: Re-developments in O'Hare Submarket



Johnson & Johnson
ACQUISITION/
RE-DEVELOPMENT
Touhy Avenue
Estes Avenue
South Elmhurst Raod
90
Jane Adams Memorial Tollway (Toll Road)
294
O'HARE INTERNATIONAL AIRPORT
190
294

Duke REALTY

Development Spotlight: Acquired Vacant J&J Facility



Johnson & Johnson
Chase Avenue
Touhy Avenue
Busse Road
Estes Avenue
83

Development Spotlight: State of the Art Industrial



FORSYTHE
DATA CENTER
Yusen Logistics
BUILD-TO-SUIT
Chase Avenue
Touhy Avenue
Yusen Logistics
Busse Road
Estes Avenue
83

➢ **450,000 square feet developed**

Development Spotlight: Value Creation





- 30% profit margin
- $12.5 million value creation



WEST REGION STRATEGY
JEFF TURNER, REGIONAL EVP

West Region: Industrial Portfolio


SEATTLE
NORTHERN CALIFORNIA
SOUTHERN CALIFORNIA
WEST REGION
DALLAS
HOUSTON
MINNEAPOLIS
CHICAGO
INDIANAPOLIS
ST. LOUIS
CINCINNATI
COLUMBUS
PENNSYLVANIA
NEW JERSEY
BALTIMORE
WASHINGTON DC
RALEIGH
NASHVILLE
ATLANTA
SAVANNAH
CENTRAL FLORIDA
SOUTH FLORIDA

Duke REALTY

West Region: Industrial Portfolio Evolution


SEATTLE
NORTHERN CALIFORNIA
SOUTHERN CALIFORNIA
WEST REGION
DALLAS
HOUSTON

2009 Concentration
2016 Q1 Concentration

< $100MM | $100MM – $200MM | $200MM – $300MM | $300MM – $400MM | > $400MM

West Region: Industrial Portfolio Metrics


Company NOI by Market
(West region 20.0% of total company NOI)
Dallas
8%
Houston
4%
Seattle
1%
So Cal
5%
No Cal
2%

Total Square Footage	27.7 million
Average Age	10 years
Average Building Size	369,000 sf
In-service Occupancy	95.7%
Rent Growth	16.9%

As of 3/31/2016; Rent Growth on renewals only, trailing 15 mos.
Percentage of NOI includes under development properties at stabilized figures.

Duke REALTY

West Region: Market Drivers

- Ports of Los Angeles and Long Beach
- Population centers
- Consumer products, E-Commerce and 3PL business
- The Inland Empire and Dallas-Ft. Worth industrial markets are consistently top 3 "hubs"

West Region: Strategic Priorities

- Grow our California platform
- Acquire new land sites for future development
- Utilize re-development expertise
- Maintain occupancy and push rents

West Region: Recent Developments


SEATTLE
NORTHERN CALIFORNIA
SOUTHERN CALIFORNIA
WEST REGION
DALLAS
HOUSTON



- 2.0 million SF
- 783,000 SF spec development 100% leased upon completion and a 1.2 million SF build-to-suit

- 953,000 SF
- Two build-to-suits totaling 682,000 SF and one spec development currently 53% pre-leased


WOOD

- 560,000 SF
- One 243,000 SF build-to-suit and two spec developments totaling 317,000 SF currently 55% pre-leased

Duke REALTY

Development Spotlight: Inland Empire Land Acquisition


SAN BERNARDINO COUNTY
Burbank
LOS ANGELES
San Gabriel
Rancho Cucamonga
Fontana
Rialto
San Bernardino
Redlands
Chino
Mira Loma
Moreno Valley
Riverside
Lynwood
La Mirada
Buena Park
Anaheim
Corona
Perris
Long Beach
RIVERSIDE COUNTY
ORANGE COUNTY
PORT OF LOS ANGELES AND PORT OF LONG BEACH
DUKE PERRIS LOGISTICS CENTER
ADDITIONAL DUKE REALTY PROPERTIES

Duke REALTY

Development Spotlight: Inland Empire Land Acquisition



DUKE REALTY LAND
DUKE REALTY LAND
MARCH AIR RESERVE BASE
Harley Knox Boulevard
Ramona Express Way
Webster Avenue
Indian Avenue
Perris Boulevard
Rider Street
Perris II
Perris I
Sysco
unfi
ups
P&G
LOWE'S
amazon.com
amazon.com
HARBOR FREIGHT TOOLS
deckers
Walgreens
Ryder
ROSS
ROSS
ROSS
KRAFT
AMERICA'S TIRE
On/Off Ramp
LOWE'S
Hanes
Whirlpool
N
CALLOUTS KEY
Duke Realty Properties
Duke Realty Park
Streets/Highways

Duke REALTY

Development Spotlight: 2.0 Million SF Developed


Ramona Expressway
Ramona Expressway
LOWE'S
Indian Ave
N Perris Blvd
Whirlpool
Hanes
Morgan Street
Morgan Street
ROSS DRESS FOR LESS
Perris II
783,000 SF
Perris I
1,225,000 SF
215
Escondido Freeway
West Rider Street
East Rider Street
Indian Avenue
N Perris Blvd
rb RITCHIE BROS. Auctioneers
CALLOUTS KEY
Duke Realty Properties
Duke Realty Property Line
Streets/Highways

Development Spotlight: 2.0 Million SF 100% Leased



Ramona Expressway
Ramona Expressway
LOWE'S
N Perris Blvd
Indian Ave
Hanes
Whirlpool
Morgan Street
Morgan Street
ROSS
DRESS FOR LESS
Perris II
783,000 SF
215
Perris I
1,225,000 SF
Escondido Freeway
West Rider Street
East Rider Street
Indian Avenue
N Perris Blvd
rb RITCHIE BROS. Auctioneers
CALLOUTS KEY
Duke Realty Properties
Duke Realty Property Line
Streets/Highways

Development Spotlight: Value Creation


3500

- 25% profit margin
- $36 million value creation


St.Vincent
CARMEL

MEDICAL OFFICE
KEITH KONKOLI, EVP - HEALTHCARE

Medical Office: Market Drivers

Annual Doctor Visits by Age



2.3
2.7
6.9
Under 45
45 -64
Over 65

Source: BMO Capital Markets

Outpatient Visits in Secular Upswing



Visits or Stays per 1,000 Persons
2,500
2,000
1,500
1,000
500
0
1990
2013
Outpatient
Inpatient

Source: AHA Annual Trendwatch Chartbook

- Aging patient population
- Continued expansion of The Affordable Care Act
- Mergers and acquisitions of both the Payers and Providers
- Need for systems to control entire Continuum of Care

Medical Office: Strategic Priorities

- Expand portfolio through development
- On-campus and system-aligned locations
- Expand presence on East and West coasts
- Expand existing relationships and cultivate new ones
- Increase occupancy and rent growth

Medical Office: Best in Class Platform

Peer Comparison

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	83	249	227	199	314	369
Square Feet (in MM's)	6.6	16.6	17.1	14.9	16.2	20.4
Total Investment (in $MM's)	$1,688	N/A[(1)]	$3,475	$3,387	$3,806	$5,185
Operating Statistics						
Average Age[(2)]	7 yrs	11 yrs	22 yrs	N/A	N/A	N/A
Square Feet / Property	79k SF	67k SF	75k SF	75k SF	52k SF	55k SF
Est'd Annualized NOI $ / SF	$19.7	$20.4	$15.8	$16.1	$18.2	$19.1
In-Service Occupancy	95.6%	94.8%	91.9%	87.9%	92.1%	91.9%
Same Prop NOI Growth	5.9%	2.6%	2.1%	5.4%	3.0%	2.1%
% of MOB's On-Campus / Aligned[(3)]	97.8%	95.4%	94.8%	93.0%	97.0%	96.0%

(1) HCN discontinued reporting Total Investment $ by product type in 1Q15, therefore, metrics above tied to Investment $ is not attainable for 4Q15. For reference, Total Investment $ for HCN Outpatient Medical was $3.98B at December 31, 2014.
(2) Average age per disclosure or weighted on average investment basis per latest 10K filing
(3) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest

Sources: Per quarterly Company filings/Financial Supplements for HCP, VTR, HCN, HR, & HTA.
DRE HC per quarterly Company filings/Financial Supplements & HC Portfolio Analysis & Projections.

Duke REALTY

Medical Office: Value Creation through Cycles



Annual Development Starts
(in millions)
$220
$56
$120
$194
$179
$112
$156
$148 Avg
2009
2010
2011
2012
2013
2014
2015

Medical Office: Recent Developments



Centegra Health
- Chicago, IL
- 80,000 SF

St. Vincent's Women's MOB
- Carmel, IN
- 86,000 SF

Main Line Health
- Philadelphia, PA
- 100,000 SF

Emerus/SCL Health
- Denver, CO
- Four projects; 166,000 SF

Palisades Ambulatory Care
- North Bergen, NJ
- 57,000 SF

Bethesda Hospital
- Cincinnati, OH
- 54,000 SF

TriHealth
- Cincinnati, OH
- 69,000 SF

Baylor, Scott and White
- Dallas, TX
- 76,000 SF

Duke REALTY

Development Spotlight: Baylor, Scott and White Relationship



Baylor Cancer Center at Dallas
Dallas, TX



Baylor Plano MOB
Plano, TX



Baylor Administration Bldg
Dallas, TX



Bone and Joint Institute
Temple, TX



Baylor McKinney MOB I
McKinney, TX

- **15% - 20% profit margin**

Development Spotlight: Leveraged Baylor Relationship


SCL Health
COMMUNITY HOSPITAL
EMERGENCY






Crate&BarrelOutlet
Crate&BarrelOutlet

OPERATING RESULTS & CAPITAL STRATEGY
MARK DENIEN, EVP - CFO

Operations: Continuing NOI & NAV Growth

Steady Same Property NOI Growth

(Bulk and MOB)


3.6%
4.4%
4.5%
5.0%
2013
2014
2015
Q1 2016

Note: On a TTM Basis

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases; Industrial only)


4.3%
9.7%
12.7%
15.2%
2013
2014
2015
Q1 2016

NOI Upside

(in millions)


~ 4.0% Fwd 12-month growth assumption (escalators + rent growth + occupancy)
$18.3
$456.3
NOI Upside to Achieve Stabilization
$18.1
$87.9
~ 6.7% Growth in NOI to drive NAV
$36.4
$544.2
Same Property NOI
Non-Same Property NOI
Total NOI
Actual Q1 2016 (annualized)
Upside

Duke REALTY

Cash Flow: Improved Position for Continued AFFO and NAV Growth



6.4% AFFO CAGR
$0.82
$0.68
$0.90
$0.68
$0.96
$0.68
$1.01
$0.89
$0.20/sh Special Div
$1.05
$0.72
2012
2013
2014
2015
2016 Guidance
AFFO/Share
Div/Share



Positioned for Double-Digit Growth
Declining Capex 15%
Interest Savings 15%
Rent Escalators / Renewal Growth 30%
Land 5%
Other 5%
Development 30%

Components of growth are projections based on a continuation of current economic conditions

Duke REALTY

Balance Sheet: Strongest in Sector, Positioned for Upgrade

Fixed Charge Coverage Ratio(1),(2)



Industrial Average: 3.6x
3.1x
3.4x
4.3x
3.8x
3.3x
3.3x
3.4x
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA(1),(2)



Industrial Average: 6.5x
6.0x
5.8x
6.9x
6.7x
6.1x
6.4x
6.4x
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

	Debt Profile %(4)		
	Fixed / Variable	Unsecured / Secured	Wtd Avg Rate
DRE	**87 / 13**	**87 / 13**	**4.80**
PLD	91 / 9	78 / 22	3.20
EGP	84 / 16	67 / 33	3.80
DCT	76 / 24	87 / 13	4.28
LPT	92 / 8	90 /10	4.42
FR	79 / 21	66 / 34	4.53

Current Long Term Rate **3.7%**

Debt and Preferred / Market Cap(1),(3)



Industrial Average: 34%
30%
28%
30%
35%
30%
36%
38%
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

(1) Source: DRE Actual 3/31 Supplemental – Fixed Charge Coverage current quarter annualized, Net Debt/EBITDA current quarter annualized proforma. Peers 3/31 are current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 12/31 Forecast – Fixed Charge Coverage and Net Debt/EBITDA current quarter annualized and mid-point of guidance.
(3) Source: DRE 12/31 Forecast – Debt and Preferred / Market Cap based on projected shares and debt at 12/31 using 5/18 closing price.
(4) DRE proforma for $320 million secured loan pay off in May. Peers 3/31 per Wells Fargo Credit research or company supplementals.

Duke REALTY

Portfolio Operations to Withstand the Next Cycle


Lease Expirations 2016 - 2018
30%
34%
36%
39%
43%
46%
Peer Average: 40%
DRE
FR
DCT
PLD
EGP
LPT
Source: Evercore, Company Supplementals


Development Risk Management
Pipeline as % of GAV
8.0%
6.0%
4.0%
2.0%
79%
62%
47%
58%
37%
31%
% Pre-leased
DRE
DCT
PLD
LPT
EGP
FR
Source: Evercore, Company Supplementals


Strong Relative Peer AFFO Payout Ratio
68%
69%
77%
79%
83%
105%
Peer Average: 83%
DRE
FR
DCT
PLD
EGP
LPT
Source: Average of SNL & FactSet 2016 consensus, as of 5/16/16. DRE at guidance mid-point

Duke REALTY

Why Duke Realty?

✓ **Superior Asset Quality**

- Youngest portfolio in industry and 280,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ **Excellent 40 Year Development Track Record**

- Development starts have averaged $527 million since 2011 and averaged 69% pre-leased. Estimated margins historically near 20% generating significant value creation
- Land bank fuels incremental long term NAV growth potential

✓ **Best in Class Balance Sheet**

- Lowest Debt/EBTIDA ratio in sector and expected to continue to improve in 2016
- Excellent access to capital; emphasis on self-funding
- Interest savings from refinancings as higher coupon debt matures
- Positioned for offense as opportunities arise

✓ **Lowest Dividend Payout Ratio in Sector**

✓ **Investors have endorsed the strategy and execution**

Thank You

Duke
REALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

CoStar Disclaimer

These CoStar Portfolio Strategy materials contain financial and other information from a variety of public and proprietary sources. CoStar Group, Inc. and its affiliates (collectively, "CoStar") have assumed and relied upon, without independent verification, the accuracy and completeness of such third party information in preparing these materials.

The modeling, calculations, forecasts, projections, evaluations, analyses, simulations, or other forward-looking information prepared by CoStar and presented herein (the "Materials") are based on various assumptions concerning future events and circumstances, which are speculative, uncertain and subject to change without notice. You should not rely upon the Materials as predictions of future results or events, as actual results and events may differ materially. All Materials speak only as of the date referenced with respect to such data and may have materially changed since such date. CoStar has no obligation to update any of the Materials included in this document. You should not construe any of the data provided herein as investment, tax, accounting or legal advice.

CoStar does not represent, warrant or guaranty the accuracy or completeness of the information provided herein and shall not be held responsible for any errors in such information. Any user of the information provided herein accepts the information "AS IS" without any warranties whatsoever. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any information provided herein proves to be inaccurate, incomplete or unreliable.